UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2020
(March 30, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 30, 2020, PNM Resources, Inc. (“PNMR”) issued a press release and a slide presentation to update investors and analysts with respect to recent developments. During upcoming investor meetings, management is expected to discuss potential impacts from the novel coronavirus (“COVID-19”) under different planning scenarios, including on PNMR’s consolidated earnings guidance. Copies of the press releases and slide presentation are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 Other Events.

PNMR, Public Service Company of New Mexico (“PNM”) and Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) are closely monitoring developments related to the COVID-19 outbreak and are taking steps to mitigate the potential risks to the Company. The Company provides critical service to its customers making it paramount that our employees who operate our business are safe and informed. PNM has also taken steps to assure customers that disconnections and late fees for non-payment are temporarily suspended, and TNMP is implementing guidelines provided by the Public Utility Commission of Texas to provide relief for residential customers. We have assessed and updated our existing business continuity plans for our business units in the context of this pandemic. For example, we have taken precautions with regard to employee and facility hygiene, imposed travel limitations on our employees, directed our employees to work remotely whenever possible, and protocols are being implemented for required work within customer premises to protect our employees, customers and the public. We are also working with our suppliers to understand the potential impacts to our supply chain; however, at this time, no material risks to our supply chain have been identified. The Company continues to have sufficient liquidity to meet its current obligations and business operations remain fundamentally unchanged. This is, however, a rapidly evolving situation, and we cannot predict the extent or duration of the outbreak, the effects of it on the global, national or local economy, including the impacts on the Company’s ability to access capital, or its effects on the Company’s financial position, results of operations, and cash flows. We will continue to monitor developments affecting our employees, customers and operations and take additional steps to address the spread of COVID-19 and its impacts, as necessary.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made in this Current Report on Form 8-K for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”) and Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. The Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Company cautions readers not to place undue reliance on these statements. The Company’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings and the information filed on the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number Description

99.1 Press Release dated March 30, 2020 (furnished, not filed)
99.2 Slide Presentation, dated March 30, 2020 (furnished, not filed)
104 Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: March 30, 2020	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)